Exhibit 10.2

Stock Option Agreement dated March 25, 2009

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"); HOWEVER, THE SHARES THAT WOULD ISSUE HAVE BEEN REGISTERED [OR ARE EXPECTED TO BE REGISTERED PRIOR TO THE TIME SUCH SHARES WILL ISSUE].  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

Option to Purchase

500,000 SHARES

Wentworth Energy, Inc.

(Incorporated under the laws of the State of Oklahoma)

OPTION CERTIFICATE FOR THE PURCHASE OF SHARES OF THE

$0.001 PAR VALUE COMMON STOCK OF WENTWORTH ENERGY, INC.

1.

For value received, Wentworth Energy, Inc. (the “Company”), hereby grants to David W. Steward of 420 Reunion Street, Fairfield, Texas, 75840 (the “Holder”) pursuant to the Company’s 2007 Stock Incentive Plan dated February 15, 2007 the option (the “Option”), subject to the terms and conditions hereinafter set forth, to purchase up to 500,000 shares of the common stock of the Company at a price of $0.03 per share (the “Option Price”).

2.

Subject to Section 3, the Option to purchase shares may be exercised in whole or in part at any time until the close of business on March 24, 2014.  Such exercise shall be accomplished by tender to the Company of the purchase price (referred to herein as the “Exercise Price”) of either in cash or by certified check or bank cashier's check payable to the order of the Company, together with presentation and surrender to the Company of this Option with an executed subscription in substantially the form attached hereto as Exhibit A.  Fractional shares of the Company's common stock will not be issued upon the exercise of this Option.  If such exercise of the Option is in part, the Company will issue to the Holder a new Option of like tenor for the balance of the remaining shares of the Option.  Upon twenty (20) days' prior written notice to all holders of the Options, the Company shall have the right to reduce the Option Price and/or extend the term of the Options.

3.

Upon termination of the consulting agreement between the Holder and the Company dated as of November 16, 2007 (the “Consulting Agreement”), other than in the event of the death of the Holder during the term hereof, the Holder or the personal representative(s) of his estate, as the case may be, may exercise the Option with respect to those shares exercisable as of the date of such termination for a period of thirty (30) days from the date of such termination or until the expiration of the stated term of the Option, whichever period is shorter, and only to the extent that the Holder was entitled to exercise the Option at the date of such termination.  In the event of the death of the Holder, the Option shall be exercisable only within six months after the date of such death and then only by the person or persons to whom the Holder’s rights under the Option shall pass by the Holder’s will or the laws of descent and distribution, and only to the extent that the Holder was entitled to exercise the Option at the date of the Holder’s death.  Nothing contained within this agreement shall confer upon the Holder any right with respect to continuance as a consultant or employee of the Company or its subsidiaries.

4.

The Company agrees at all times to reserve and hold available out of the aggregate of its authorized but unissued common stock the number of shares of its common stock issuable upon the exercise of this and all other Options of like tenor then outstanding. The Company further covenants and agrees that all shares of common stock that may be delivered upon the exercise of this Option will, upon delivery, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

5.

This Option does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, nor to any other rights whatsoever except the rights herein set forth, and no dividend shall be payable or accrue by reason of this Option or the interest represented hereby, or the shares purchasable hereunder, until or unless, and except to the extent that, this Option is exercised.

6.

The Option Price and the number of shares purchasable upon the exercise of this Option are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 6.

(a)

In case the Company shall (i) pay a dividend in shares of its common stock or make a distribution in shares of its common stock, (ii) subdivide its outstanding shares of common stock into a greater number of shares of common stock, (iii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iv) issue by reclassification of its shares of common stock other securities of the Company, the number of shares of common stock purchasable upon exercise of this Option immediately prior thereto shall be adjusted so that the Holder of this Option shall be entitled to receive the kind and number of shares of common stock or other securities of the Company that he would have owned or have been entitled to receive after the happening of any of the events described above, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)

Whenever the number of shares of common stock purchasable upon the exercise of this Option is adjusted, as herein provided, the Option Price shall be adjusted by multiplying such Option Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of common stock purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of shares of common stock so purchasable immediately thereafter.

(c)

For the purpose of this Section 6, the term “shares of common stock” shall mean (i) the class of stock designated as the common stock of the Company at the date of this Option, or (ii) any other class of stock resulting from successive changes from par value to no par value, or from no par value to par value.

(d)

If during the term of the Option the Company proposes to consolidate with or merge into another corporation or to sell and transfer all or substantially all of its assets to another person or entity, the Company shall give the Holder not less than twenty-one (21) days advance notice in writing (the “Company Notice”) of the proposed transaction, stating therein the date on which any such consolidation, merger or sale of assets is proposed  to take place and/or the record date (which shall be not less than fifteen (15) days after the date of mailing of the Company Notice) fixed for determination of holders of shares of common stock of the Company entitled to participate with respect thereto, and the Option shall, notwithstanding Section 1 hereof, thereupon vest in full and  the Holder shall be entitled to exercise the Option with respect to such shares for a period of twenty-one (21) days after the date of mailing of the Company Notice or fifteen (15) days following the date of his receipt of the Company Notice, whichever is later, upon compliance with, and in the manner provided in, Section 2 hereof. To the extent that the Option remains unexercised after expiration of the period of time permitted in this Section 6 (d) for exercise thereof by Holder, the Option shall expire and be void and of no further force and effect.

(e)

Irrespective of any adjustments pursuant to this Section 6 to the Option Price or to the number of shares or other securities or other property obtainable upon exercise of this Option, this Option may continue to state the Option Price and the number of shares obtainable upon exercise, as the same price and number of shares stated herein.

(f)

Payment of the Exercise Price may be made by cash, bank or cashier’s check or wire transfer.

7.

The Holder hereby agrees that the resale of the shares of common stock issuable upon exercise hereof may be subject to a “lock-up” pursuant to any restrictions reasonably required by any underwriter, if applicable, and to the extent the Company undertakes a secondary offering.

8.

The Company may cause the following legends or ones similar thereto to be set forth on each certificate representing shares of common stock issuable upon exercise hereof unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

“The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act.  The securities may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.”

IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed as of the 25th day of March, 2009 by its duly authorized officer.

WENTWORTH ENERGY, INC.

/s/ Francis K. Ling

By:  Francis K. Ling, Chief Financial Officer

SUBSCRIPTION FORM

I, the undersigned, hereby irrevocably subscribe for

 shares (the “Stock”) of the common stock of Wentworth Energy, Inc., (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Option and hereby make payment of $0.03 per share and request that a certificate for such securities be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If such number of securities is not all of the securities purchasable pursuant to the attached Option, the undersigned requests that a new Option of like tenor for the balance of the remaining securities purchasable thereunder be delivered to the undersigned at the address stated below. In connection with the issuance of the securities, I hereby represent to the Company that I am acquiring the securities for my own account for investment and not with a view to, or for resale in connection with, a distribution of the securities within the meaning of the Securities Act of 1933, as amended (the “Act”).

Date:

Signed:

Name:

Address:

THE SIGNATURE(S) TO THIS SUBSCRIPTION FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE OPTION IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND SUCH SIGNATURE(S) MUST BE GUARANTEED IN ACCORDANCE WITH PRACTICES PREVAILING IN THE SECURITIES INDUSTRY AT THE TIME SUCH SIGNATURE IF PRESENTED TO THE COMPANY.